SCHEDULE 14A
                    Information Required in Proxy Statement
                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                         _
Filed by the registrant |X|
                         -                  _
Filed by a party other than the registrant |_|

Check the appropriate box:
 _
|_|     Preliminary proxy statement
 _
|X|     Definitive proxy statement
 -
 _
|_|     Definitive additional materials
 _
|_|     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         SOUTHERN MISSOURI BANCORP, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

                         SOUTHERN MISSOURI BANCORP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
 _
|X|     No fee required
 -
 _
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:
                  N/A
--------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transactions applies:
                  N/A
--------------------------------------------------------------------------------


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  N/A
--------------------------------------------------------------------------------


(4)      Proposed maximum aggregate value of transaction:
                  N/A
--------------------------------------------------------------------------------

 _
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
                  N/A
--------------------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:
                  N/A
--------------------------------------------------------------------------------

(3)      Filing party:
                  N/A
--------------------------------------------------------------------------------


(4)      Date filed:
                  N/A
--------------------------------------------------------------------------------

                               September 22, 2000




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Southern Missouri Bancorp, Inc. The meeting will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 16, 2000, at 9:00 a.m., Central Time.

         The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation, including its principal subsidiary, Southern Missouri Bank and Trust Co. Directors and officers of the Corporation, as well as a representative of Kraft, Miles & Tatum, LLC, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

         To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                                     Sincerely,



                                                     Thadis R. Seifert
                                                     President

                         SOUTHERN MISSOURI BANCORP, INC.
                                 531 VINE STREET
                          POPLAR BLUFF, MISSOURI 63901
                                 (573) 785-1421
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 16, 2000
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Southern Missouri Bancorp, Inc. ("Corporation") will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 16, 2000, at 9:00 a.m., Central Time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

                  1.  The election of three directors of the Corporation;

                  2. The ratification of the appointment of Kraft, Miles & Tatum, LLC, as auditors of the Corporation for the fiscal year ending June 30, 2001; and

                  3. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on September 15, 2000 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              SAMUEL H. SMITH
                                              SECRETARY

Poplar Bluff, Missouri
September 22, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         SOUTHERN MISSOURI BANCORP, INC.
                                 531 VINE STREET
                          POPLAR BLUFF, MISSOURI 63901
                                 (573) 785-1421
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 2000
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Missouri Bancorp, Inc. to be used at the Annual Meeting of Stockholders of the Corporation. The Meeting will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 16, 2000, at 9:00 a.m., Central Time. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 22, 2000. The Corporation is the holding company for Southern Missouri Bank and Trust Co. ("Southern Missouri" or the "Bank"), formerly known as Southern Missouri Savings Bank, FSB.

--------------------------------------------------------------------------------
                          VOTING AND PROXY INFORMATION
--------------------------------------------------------------------------------


         Stockholders Entitled to Vote. Stockholders of record as of the close of business on September 15, 2000 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. At the close of business on the Voting Record Date, the Corporation had 1,261,003 shares of Common Stock issued and outstanding.

         Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

         Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, properly signed and dated proxies will be voted FOR the nominees for directors set forth below, and FOR the ratification of the appointment of Kraft, Miles & Tatum, LLC as auditors of the Corporation for the fiscal year ending June 30, 2001. If a stockholder of record attends the Meeting, he or she may vote by ballot.

         If a stockholder is a participant in the Southern Missouri Bank and Trust Co. Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received from participants will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

         The directors to be elected at the Meeting will be elected by a majority of the votes cast by stockholders present in person or by proxy and entitled to vote. Pursuant to the Corporation's Certificate of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the respective nominee. Similarly, approval of the remaining proposals requires the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote at the meeting. Abstentions and broker non-votes on any of the remaining proposals will have the same effect as a vote against the respective proposal.

         If a stockholder does not return a properly signed and dated proxy card or does not attend the Meeting and vote in person, his or her shares will not be voted.

         Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated signed proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to the shares of Common Stock beneficially owned by the "named executive officers," by each director and by all directors and executive officers of the Corporation as a group.

         In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after September 15, 2000 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.


                                                        Number of Shares          Percent of Common
Name                                                 Beneficially Owned (1)        Stock Outstanding

Beneficial Owners of More Than 5%

Southern Missouri Bank and Trust Co.
Employee Stock Ownership Plan Trust                       101,259                        8.03%

Donald R. Crandell                                         92,793                        7.36

Named Executive Officers

Thadis R. Seifert(2)                                       58,554                        4.64

Directors

Greg A. Steffens                                           44,088                        3.42
Samuel H. Smith                                            44,277                        3.48
Leonard W. Ehlers                                          44,277                        3.51
James W. Tatum                                             44,277                        3.48
Ronnie D. Black                                             7,450                         .59
L. Douglas Bagby                                            7,350                         .58

All Directors and Executive Officers
as a Group (seven persons)                                249,185                       18.93%


--------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Steffens, 1,088 shares; all executive officers and directors as a group, 1,088 shares. Included in the shares beneficially owned are options to purchase shares of Common Stock, pursuant to the 1994 Stock Option Plan, as amended, which options are exercisable within 60 days of the Voting Record Date, totaling 30,000 shares for Mr. Steffens, 10,712 shares for Mr. Smith, 10,712 shares for Mr. Tatum, 5,000 shares for Mr. Black, 5,000 shares for Mr. Bagby and 61,424 shares for all directors and executive officers as a group.
(2) SEC regulations define the term "named executive officers" to include all individuals serving as the Corporation's chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last
     completed  fiscal  year  exceeded   $100,000.   Thadis  R.  Seifert,   the
     Corporation's  President,  acted  as  the  Corporation's  Chief  Executive
     Officer during the 2000 fiscal year, and continues to serve in that capacity.


--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


     The Corporation's Board of Directors consists of seven members. The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. Three directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors, Greg A. Steffens, Samuel H. Smith and L. Douglas Bagby. Mr. Steffens is the Chief Executive Officer and President of the Bank, and is a new nominee to the Board of Directors. Mr. Steffens is being nominated to Board of Directors to succeed Donald R. Crandell who resigned his position as Chief Executive Officer of the Corporation in April 1999. Messrs. Smith and Bagby are current members of the Board of Directors of the Corporation and the Bank.

      If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

      The following table sets forth certain information regarding the nominees for election at the Meeting and the directors continuing in office.

                                            Principal Occupation                  Year First Elected or    Term to
    Name                  Age(1)           During Last Five Years                 Appointed Director(2)    Expire

                                                  BOARD NOMINEES

Greg A. Steffens           33          Chief Financial Officer of the Corporation,     1999              2003
                                       and President and Chief Executive
                                       Officer of Southern Missouri.

Samuel H. Smith            62          Secretary of the Corporation since 1994.        1988              2003
                                       President,  Chief  Executive  Officer and
                                       majority  stockholder  of S.H.  Smith and
                                       Company,  Inc., an engineering consulting
                                       firm, in Poplar Bluff, Missouri.

L. Douglas Bagby           51          General Manager of Municipal Utilities of       1997              2003
                                       the City of Poplar Bluff.



                                          DIRECTORS CONTINUING IN OFFICE


Leonard W. Ehlers          81          Retired.  Official Court Reporter of            1961              2001
                                       the 36th Judicial Circuit and owner of
                                       Ehlers Reporting Service for over 39
                                       years. Chairman of the Board of the
                                       Bank since 1994.  Vice Chairman of
                                       the Corporation's Board of Directors.

Thadis R. Seifert          81          President of the Corporation.                   1971              2001
                                       Former Executive Vice President
                                       of Southern Missouri.

James W. Tatum             74          Retired.  Former member and a Partner           1983              2002
                                       of Kraft, Miles & Tatum, LLC, an
                                       accounting firm, for over 40 years. Vice
                                       Chairman of the Board of Directors of
                                       Southern Missouri.

Ronnie D. Black            52          Executive Director of General Association       1997              2002
                                       of General Baptists.

-------------------
(1)    At June 30, 2000.
(2)    Includes prior service on the Board of Directors of the Bank.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. The Boards of Directors of the Corporation and the Bank meet monthly and have additional special meetings as needed. During the fiscal year ended June 30, 2000, the Board of Directors of the Corporation held twelve meetings and the Board of Directors of Southern Missouri held twelve regular meetings and five special meetings. No director of the Corporation or Southern Missouri attended fewer than 75% of the total meetings of the Boards and committee meetings on which such Board member served during this period.

         The Board of Directors of the Bank has standing Executive, Audit, Personnel and Nominating Committees, among others.

         The Board of Directors of the Corporation has an Executive Committee which consists of Messrs. Tatum, Ehlers and Seifert. The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board. This Committee did not meet during fiscal 2000.

         The Audit Committee consists of outside directors. This Committee meets for the purpose of reviewing the audit procedures at the Corporation, and the report and performance of the Corporation's independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate. This Committee met four times during fiscal 2000.

         The Personnel Committee consists of Messrs. Seifert (Chairman), Smith and Bagby. Personnel issues are usually discussed at the monthly Board of Director meetings. Accordingly, this Committee meets on an as-needed basis to review promotions and to interview staff at the officer level. This Committee met one time during fiscal 2000.

         The full Board of Directors of the Corporation acts as a Nominating Committee for the annual selection of management's nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations. The full Board of Directors met one time in its capacity as Nominating Committee during the fiscal year ended June 30, 2000.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

Fees

         Non-employee members of the Board of Directors of the Bank receive a fee of $900 per month. Additionally, non-employee members of the Board of Directors of SMS Financial Services, Inc., the Bank's wholly-owned subsidiary, receive a fee of $300 per meeting. Members of the Board of Directors of the Corporation receive a fee of $900 per month. Total fees paid to directors of the Bank, SMS Financial Services, Inc. and the Corporation during the fiscal year ended June 30, 2000 were $144,900.

Directors' Retirement Agreements

         Effective April 13, 1994, the Bank entered into individual retirement agreements with Messrs. Ehlers, Thadis, Seifert, Smith, Tatum and the Estate of Robert Seifert, a former director, in recognition of their past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are an unfunded and unsecured obligation of the Bank that is payable solely out of the general assets of the Bank.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


Summary Compensation Table

         The following table sets forth information concerning the compensation paid or granted to Mr. Seifert who acted as the Corporation's Chief Executive Officer during the fiscal year ended June 30, 2000 ("fiscal 2000"), and for Mr. Steffens who served as the Corporation's Chief Financial Officer. There were no other executive officers whose compensation (salary and bonus) exceeded $100,000 during fiscal 2000.


                                                                       Long Term Compensation
                                                                  ------------------------------------------------------------------
                                 Annual Compensation(1)                        Awards
                         -----------------------------------------------------------------------------------------------------------

                                                                                      Securities
      Name and All                                                   Restricted       Underlying
         Other                                                         Stock           Options/           All Other
   Principal Position       Year     Salary($)(2)     Bonus($)      Award(s)($)         SARs(#)        Compensation($)
------------------------------------------------------------------------------------------------------------------------------------
Thadis R. Seifert        2000               $22,800     ---              ---              ---                  ---
President                1999                25,200     ---              ---              ---                  ---

Greg A. Steffens         2000              $103,000     ---              ---              ---            $15,372(5)
Chief Financial          1999                94,946     ---          $20,250(3)         15,000
Officer                  1998                61,890     ---           29,812(4)         15,000                 ---
                                                                                                               ---
-----------

(1)     All compensation and benefits are paid by the Bank.
(2) Includes directors' fees to Mr. Seifert of $22,800 in fiscal 2000, and $25,200 in fiscal 1999. (3) Based on the $13.50 closing price per share of the Common Stock on the Nasdaq Stock Market on May 18,
        1999, the date of grant. Twenty percent of the restricted shares vested on April 13, 2000, and the remaining shares are scheduled to vest in four equal annual installments on April 13, 2001, 2002, 2003 and 2004. Based on the $12.75 closing price per share of the Common Stock on the Nasdaq Stock Market on June 30, 2000, the remaining 1,200 restricted shares held by Mr. Steffens had an aggregate market value of $15,300 as of June 30, 2000.
(4) Based on the $19.875 closing price per share of the Common Stock on the Nasdaq Stock Market on February 2, 1998, the date of grant. Twenty percent of the restricted shares vested on April 13, 1998 and another twenty percent vested on April 13, 1999. The remaining shares are scheduled to vest in three equal annual installments on April 13, 2001, 2002 and 2003. Based on the $12.75 closing price per share of the Common Stock on the Nasdaq Stock Market on June 30, 2000, the remaining 900 restricted shares held by Mr. Steffens had an aggregate market value of $11,475 as of June 30, 2000.
(5) Represents contributions made to the ESOP on behalf of Mr. Steffens totaling $13,872 and other perquisites in the amount of $1,500.

Option Exercise/Value Table

         The following information is provided for Mr. Steffens for the year ended June 30, 2000. Mr. Seifert did not own stock options during fiscal 2000. The options held by Mr. Steffens were not in-the-money as of June 30, 2000, as the exercise price per share of the options exceeded the per share market value of the Common Stock.




                                                                   Number of Securities             Value of Unexercised In-the-
                                                                  Underlying Unexercised              Money Options at Fiscal
                                                              Options at Fiscal Year End (#)                Year End ($)
                                                           -------------------------------------------------------------------------

                                Shares
                             Acquired on         Value
          Name               Exercise (#)      Realized       Exercisable       Unexercisable      Exercisable       Unexercisable
------------------------------------------------------------------------------------------------------------------------------------


Greg A. Steffens                                 $---           30,000                ---              $---              $---


--------------------------------------------------------------------------------
                                 PROPOSAL II --
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------


         The Board of Directors has renewed the Corporation's arrangement for Kraft, Miles & Tatum, LLC to be its auditors for the fiscal year ended June 30, 2001, subject to the ratification of the Corporation's stockholders. A representative of Kraft, Miles & Tatum, LLC is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF KRAFT, MILES & TATUM, LLC AS THE CORPORATION'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.


--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. The Bank has never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 2000, loans to directors and executive officers totaled $804,000.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         In addition, a copy of the Corporation's annual report on Form 10-KSB for the fiscal year ended June 30, 2000, is available to each record and beneficial owner of the Corporation's common stock without charge upon written request to the Corporate Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri, 63901.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than May 28, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office no later than August 9, 2001.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              SAMUEL H. SMITH
                                              SECRETARY

Poplar Bluff, Missouri
September 22, 2000


--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------
A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO SAMUEL H. SMITH, SECRETARY, SOUTHERN MISSOURI BANCORP, INC., 531 VINE STREET, POPLAR BLUFF, MISSOURI 63901.
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY
                         SOUTHERN MISSOURI BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints Thadis R. Seifert, James W. Tatum, and Ronnie D. Black as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 16, 2000, at 9:00 a.m., Central Time, and at any and all adjournments thereof, as follows:


                                                                                         VOTE
                                                                      FOR              WITHHELD


1.       The election as directors of all nominees listed              _                 _
         below (except as marked to the contrary below).              |_|               |_|



         Greg A. Steffens
         Samuel H. Smith
         L. Douglas Bagby

         INSTRUCTION:  To withhold your vote
         for any individual nominee, write that
         nominee's name on the line below.

         ----------------------------------


                                                                                VOTE
                                                                                FOR       AGAINST      ABSTAIN


2.       The ratification of the appointment of Kraft, Miles &                  _            _            _
         Tatum, LLC as auditors of the Corporation                             |_|          |_|          |_|
         for the fiscal year ending June 30, 2001.

3. Such other matters that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" the above proposals.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of notice of the Meeting, a proxy statement dated September 22, 2000 and the 2000 Annual Report to Stockholders.

Dated:                                          , 2000
      ------------------------------------------


-------------------------                            --------------------------
PRINT NAME OF STOCKHOLDER                            PRINT NAME OF STOCKHOLDER



-------------------------                            --------------------------
SIGNATURE OF STOCKHOLDER                             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE.
--------------------------------------------------------------------------------